                                          OPPENHEIMER QUEST FOR VALUE FUNDS

                                                      FORM N-1A

                                                        PART C

                                                  OTHER INFORMATION

Item 23.  Exhibits

(a)      (i)      Declaration of Trust dated 4/17/87: Previously filed with Registrant's Post-Effective Amendment
No. 33, 6/23/95, and refiled with Registrant's Post-Effective Amendment No. 36, 2/9/96, pursuant to Item 102 of
Regulation S-T, and incorporated herein by reference.

         (ii)     Amendment No. 1 to Declaration of Trust dated 4/11/88: Previously filed on 4/14/88, and incorporated herein by reference.

         (iii)    Amendment No. 2 to Declaration of Trust dated 4/18/88: Previously filed on 4/20/88, and incorporated herein by reference.

         (iv)     Amendment to Declaration of Trust dated 10/19/88: Previously filed with Registrant's
Post-Effective Amendment No. 36, 2/9/96, and incorporated herein by reference.

         (v)      Amendment to Declaration of Trust dated 9/12/95: Previously filed with Registrant's Post-Effective
Amendment No. 36, 2/9/95, and incorporated herein by reference.

         (vi)     Amendment to Declaration of Trust dated 11/22/95: Previously filed with Registrant's
Post-Effective Amendment No. 36, 2/9/95, and incorporated herein by reference.

         (vii)    Amendment to Declaration of Trust dated 10/16/96: Previously filed with Registrant's
Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

         (viii)   Amendment to Declaration of Trust dated 4/30/98: Previously filed with Registrant's Post-Effective
Amendment No. 43, 12/21/98, and incorporated herein by reference.

         (ix)     Form of Amendment to Declaration of Trust dated 3/2/00: Previously filed with Registrant's
Post-Effective Amendment No. 46, 2/28/00, and incorporated herein by reference.

 (b)     (i)      By-Laws of the Fund: Previously filed with Registrant's Post-Effective Amendment No. 33, 6/23/95, and refiled with Post-Effective Amendment No. 36, 2/9/96, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

         (ii)     Amendment No. 1 to By-Laws dated 2/4/97:  Previously filed with Registrant's Post-Effective
Amendment No. 41, 11/21/97, and incorporated herein by reference.

         (iii)    Amendment No. 2 to By-Laws dated 7/22/98: Previously filed with Registrant's Post-Effective
Amendment No. 43, 12/21/98, and incorporated herein by reference.

(c)      (i)               Specimen Class A Share Certificate for Oppenheimer Quest Small Cap Fund ("Small Cap
Fund"):  Previously filed with Registrant's Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

         (ii)              Specimen Class B Share Certificate for Small Cap Fund:  Previously filed with
Registrant's Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

         (iii)    Specimen Class C Share Certificate for Small Cap Fund:  Previously filed with Registrant's
Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

         (iv)              Specimen Class A Share Certificate for Oppenheimer Quest Balanced Value Fund ("Balanced
Value Fund"):  Previously filed with Registrant's Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

         (v)      Specimen Class B Share Certificate for Balanced Value Fund:  Previously filed with Registrant's
Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

         (vi)     Specimen Class C Share Certificate for Balanced Value Fund:  Previously filed with Registrant's
Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

         (vii)    Specimen Class Y Share Certificate for Balanced Value Fund: Previously filed with Post-Effective
Amendment No. 46, 2/28/00, and incorporated herein by reference.

         (viii)   Specimen Class A Share Certificate for Oppenheimer Quest Opportunity Value Fund ("Opportunity
Value Fund"): Previously filed with Registrant's Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

         (ix)     Specimen Class B Share Certificate for Opportunity Value Fund: Previously filed with Registrant's
Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

         (x)               Specimen Class C Share Certificate for Opportunity Value Fund: Previously filed with
Registrant's Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

         (xi)     Specimen Class Y Share Certificate for Opportunity Value Fund: Previously filed with Registrant's
Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

Specimen Class N Share Certificate for Balanced Value Fund: Previously filed with Registrant's Post-Effective
Amendment No. 48, 12/06/00, and incorporated herein by reference.

Specimen Class N Share Certificate for Small Cap Fund: Previously filed with Registrant's Post-Effective Amendment
No. 48, 12/06/00, and incorporated herein by reference.

Specimen Class N Share Certificate for Opportunity Value Fund: Previously filed with Registrant's Post-Effective
Amendment No. 48, 12/06/00, and incorporated herein by reference.

(d)      (i)      Investment Advisory Agreement dated 5/27/97: Previously filed with Registrant's Post-Effective
Amendment No. 41, 11/21/97, and incorporated herein by reference.

         (ii)     Amendment to Investment Advisory Agreement dated 10/22/97: Previously filed with Registrant's
Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

         (iii)             Subadvisory Agreement with respect to Small Cap Fund dated 3/10/00: Previously filed with
Registrant's Post-Effective Amendment No. 49, 2/09/01, and incorporated herein by reference.

         (iv)              Subadvisory Agreement with respect to Balanced Value Fund dated 3/10/00: Previously filed with Registrant's Post-Effective Amendment No.49, 2/09/01, and incorporated herein by reference.

         (v)               Subadvisory Agreement with respect to Opportunity Value Fund dated 3/10/00:  Previously filed with Registrant's Post-Effective Amendment No. 49, 2/09/01, and incorporated herein by reference.

 (e)     (i)      General Distributor's Agreement dated 11/22/95: Previously filed with Registrant's Post-Effective
Amendment No. 36, 2/9/96, and incorporated herein by reference.

Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No.
45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(iii)    Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and
incorporated herein by reference.

Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No.
45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with
Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
10/26/01, and incorporated herein by reference.

(vi)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with
Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
10/26/01, and incorporated herein by reference.

(f)      (i)      Form of Deferred Compensation Plan for Disinterested Trustees/Directors: Previously filed with
Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

         (ii)     Form of Individual Retirement Account Trust Agreement: Previously filed as Exhibit 14 of
Post-Effective Amendment No. 21 of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 8/25/93, and incorporated herein by reference.

         (iii)    Form of prototype Standardized and Non-Standardized Profit-Sharing Plan and Money Purchase Pension
Plan for self-employed persons and corporations: Previously filed with Post-Effective Amendment No. 15 to the
Registration Statement of Oppenheimer Mortgage Income Fund (Reg. No. 33-6614), 1/20/95, and incorporated herein by reference.

         (iv)     Form of Tax-Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations:  Previously filed with Post-Effective Amendment No. 47 to the Registration Statement of
Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, and incorporated herein by reference.

         (v)      Form of Simplified Employee Pension IRA: Previously filed with Post-Effective Amendment No. 42 to the Registration Statement of Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and incorporated herein by reference.

         (vi)     Form of SAR-SEP Simplified Employee Pension IRA: Previously filed with Post-Effective Amendment
No. 36 to Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and incorporated herein by reference.

         (vii)    Form of Prototype 401(k) plan: Previously filed with Post-Effective Amendment No. 7 to the
Registration Statement of Oppenheimer Strategic Income & Growth Fund (33-47378), 9/28/95, and incorporated herein by reference.

(viii)   Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 12/12/00: Previously filed with Registrant's Post-Effective Amendment No. 49, 2/09/01, and incorporated herein by reference.

(g)      (i)      Global Custodial Services Agreement dated May 3, 2001 between Registrant and Citibank, N.A.:
Previously filed with Post-Effective Amendment No. 33 to the Registration Statement of Centennial Money Market Trust
(Reg. No. 2-65245), 10/25/01, and incorporated herein by reference.

         (ii) Amended and Restated Foreign Custody Manager Agreement between Citibank, N.A. and OppenheimerFunds,
Inc. dated 5/3/01: Filed herewith.

(h)      Not applicable.

(i)      Opinion and Consent of Counsel dated 7/12/91:  Previously filed with Registrant's Post-Effective Amendment
No. 33 to Registrant's Registration Statement, 6/23/95, and incorporated herein by reference.

(j)      Independent Auditors' Consents: Filed herewith.

(k)      Not applicable.

Investment Letter dated 10/13/87 from OppenheimerFunds, Inc. to Registrant: Previously filed with Registrant's
Post-Effective Amendment No. 33, 6/23/95, and incorporated herein by reference.

(m)      (i)  Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98  with respect to Class A shares of Balanced Value Fund: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and
incorporated herein by reference

         (ii)  Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class A shares of Opportunity Value Fund: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and
incorporated herein by reference.

(iii)  Amended and Restated Distribution and Service Plan Agreement dated 2/3/98 with respect to Class A shares of
Small Cap Fund: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

         (iv)  Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class B shares of Balanced Value Fund: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and
incorporated herein by reference.

         (v)  Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class B shares of Opportunity Value Fund: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and
incorporated herein by reference.

         (vi)  Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class B shares of Small Cap Fund: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and
incorporated herein by reference.

         (vii) Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class C shares of Balanced Value Fund: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and
incorporated herein by reference.

         (viii) Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class
C shares of Opportunity Value Fund: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

         (ix)  Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class C shares of Small Cap Fund: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and
incorporated herein by reference.

Distribution and Service Plan and Agreement with respect to Class N Shares of Balanced Value Fund: Previously filed with Registrant's Post-Effective Amendment No. 49, 2/09/01, and incorporated herein by reference.

Distribution and Service Plan and Agreement with respect to Class N Shares of Opportunity Value Fund: Previously
filed with Registrant's Post-Effective Amendment No. 49, 2/09/01, and incorporated herein by reference.

(xii)    Distribution and Service Plan and Agreement with respect to Class N Shares of Small Cap Fund: Previously filed with Registrant's Post-Effective Amendment No. 49, 2/09/01, and incorporated herein by reference.

 (n)     OppenheimerFunds Multiple Class Plan under Rule 18f-3 March 18, 1996 and updated through 8/21/01:
Previously filed with Post-Effective Amendment No. 20 to the Registration Statement of Oppenheimer Cash Reserves
(Reg. No. 33-23223), 9/27/01, and incorporated herein by reference.

Power of Attorney for all Trustees/Directors and Officer except for John Murphy (including Certified Board
Resolutions): Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer
Emerging Growth Fund (Reg. No. 333-44176), 10/5/00, and incorporated herein by reference

Amended and Restated Code of Ethics of the OppenheimerFunds dated 3/1/00 under Rule 17j-1 of the Investment Company
Act of 1940: Filed with the Initial Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176),
8/21/00 and incorporated herein by reference.

--       Powers of Attorney (including Certified Board resolutions): Previously filed with Registrant's
Post-Effective Amendment No. 35, 11/24/95, and incorporated herein by reference.

--       Power of Attorney (including Certified Board resolution) for Robert G. Galli:  Previously filed with
Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

--       Power of Attorney (including Certified Board resolution) for Brian W. Wixted: Previously filed with
Post-Effective Amendment No. 5 to the Registration Statement of Oppenheimer Quest Capital Value Fund, Inc.
(Registration No. 333-16881), 2/22/00, and incorporated herein by reference.

--       Power of Attorney for John Murphy (including Certified Board Resolution): Filed herewith.

--       Power of Attorney for Brian Wruble (including Certified Board Resolution): Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with the Fund
---------------------------------------------------------------------

None.

Item 25.  Indemnification
-------------------------

Reference is made to the provisions of Article Seven of Registrant's Articles of Amendment and Restatement filed as
Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in
Parts A and B hereof and listed in Item 26(b) below.

(a)(i) The directors and executive officers of OpCap Advisors, their positions and their other business affiliations and business experience for the past two years are listed in Item 26(b) below.

(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position                       Other Business and Connections
with OppenheimerFunds, Inc.                       During the Past Two Years
---------------------------                       -------------------------

Timothy L. Abbuhl,
Assistant Vice President   None.

Amy B. Adamshick,
Vice President    Formerly at Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President      None.

Edward J. Amberger,
Assistant Vice President   None.

Janette Aprilante,

Vice President and Secretary        As of January 2002: Secretary of OppenheimerFunds, Distributor, Inc., Centennial
Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc.,
Shareholder Financial Services, Inc., Shareholder Services, Inc.; Assistant Secretary of HarbourView Asset
Management Corporation, OFI Private Investments, Inc., Oppenheimer Trust Company and OAM Institutional, Inc.

Hany S. Ayad,
Assistant Vice President   None.

Victor W. Babin,
Senior Vice President      None.

Bruce L. Bartlett,
Senior Vice President      None.

John Michael Banta,
Assistant Vice President   None.

Lerae A. Barela,
Assistant Vice President   None.

George Batejan,
Executive Vice President/
Chief Information Officer  None.

Kevin Baum,
Vice President    None.

Connie Bechtolt,
Assistant Vice President   None.

Robert Behal
Assistant Vice President   None.

Kathleen Beichert,

Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Erik S. Berg,
Assistant Vice President   None.

Rajeev Bhaman,
Vice President    None.

Mark Binning,
Assistant Vice President   None.

Robert J. Bishop,

Vice President    An officer of other Oppenheimer funds.

John R. Blomfield,
Vice President    None.

Chad Boll,
Assistant Vice President   None

Lowell Scott Brooks,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Richard Buckmaster,
Vice President    None.

Bruce Burroughs
Vice President    None.

Claudia Calich,
Assistant Vice President   None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division       None.

Michael A. Carbuto,
Vice President    None

Ronald G. Chibnik,
Assistant Vice President   Director of technology for Sapient Corporation (July, 2000-August 2001); software architect for Sapient Corporation (March 1997-July 2000).

H.C. Digby Clements,
Vice President: Rochester Division  None.

Peter V. Cocuzza,
Vice President    None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division         None.

John Damian,
Vice President    Formerly Vice President with Citigroup Asset Management (November 1999-December 2000); Director
with Citigroup Asset Management (January 2001-September 2001).

O. Leonard Darling,
Vice Chairman, Executive Vice
President, Chief Investment
Officer and Director       Chairman of the Board and a director (since June 1999) and Senior Managing Director
(since December 1998) of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer
Acquisition Corp.; a director (since March 2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior
Managing Director and director (since February 2001) of OAM Institutional, Inc.; Trustee (since 1993) of Awhtolia
College - Greece.

John M. Davis,
Assistant Vice President   Assistant Vice President of OppenheimerFunds Distributor, Inc.

Robert A. Densen,
Senior Vice President      None.

Ruggero de'Rossi,

Vice President    Formerly Chief Strategist at ING Barings (July
1998 - March 2000).

Craig P. Dinsell,
Executive Vice President   None.

Randall C. Dishmon,
Assistant Vice President   Associate with Booz Allen & Hamilton (1998-June 2001).

Rebecca K. Dolan
Vice President    None.

Steven D. Dombrower,
Vice President    Vice President of OppenheimerFunds, Inc.

Bruce C. Dunbar,
Vice President    None.

Richard Edmiston,
Assistant Vice President   None.

Daniel R. Engstrom,
Assistant Vice President   None.

Armand B. Erpf,
Assistant Vice President   None.

George R. Evans,
Vice President    None.

Edward N. Everett,
Vice President    None.

George Fahey,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Leslie A. Falconio,

Vice President    Vice President of HarbourView Asset Management Corporation.

Scott T. Farrar,

Vice President    Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Katherine P. Feld,

Vice President, Senior Counsel      Vice President OppenheimerFunds, Distributor, Inc.; Vice President, Assistant
Secretary and Director of Centennial Asset Management Corporation; Vice President of Oppenheimer Real Asset
Management, Inc.; an officer of other Oppenheimer funds.

Ronald H. Fielding,
Senior Vice President;

Chairman: Rochester Division        Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual
Insurance Company; Governor of St. John's College; Director of International Museum of Photography at George Eastman
House; an officer and/or portfolio manager of certain Oppenheimer funds.

Paul Fitzsimmons,
Assistant Vice President   None.

P. Lyman Foster,
Senior Vice President      Senior Vice President of OppenheimerFunds Distributor, Inc. Formerly Vice President of
Prudential Investments (August 1999-April 2000).

David Foxhoven,

Assistant Vice President   Assistant Vice President of OppenheimerFunds Legacy Program.

Colleen M. Franca,
Assistant Vice President   None.

Crystal French,
Vice President    None.

Dan P. Gangemi,
Vice President    None.
Dan Gagliardo,
Assistant Vice President   Formerly Assistant Vice President at Mitchell Hutchins (January 2000-October 2000).

Subrata Ghose,
Assistant Vice President   Formerly equity analyst at Fidelity Investments (1995 - March 2000).

Charles W. Gilbert,
Assistant Vice President   None.

Alan C. Gilston,
Vice President    None.

Jill E. Glazerman,
Vice President    None.

Paul M. Goldenberg,
Vice President    None.

Mike Goldverg,
Assistant Vice President   None.

Laura Granger,

Vice President    Formerly a portfolio manager at Fortis Advisors (July 1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and
Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; Executive Vice President
of HarbourView Asset Management Corporation; President and director of OppenheimerFunds International Ltd.;
President. Chief Executive Officer, Chairman of the Board and director of Oppenheimer Trust Company; director of
Trinity Investment Management Corp., Secretary/Treasurer of OppenheimerFunds Legacy Program (a Colorado non-profit corporation); Executive Vice President of OFI Private Investments, Inc.; Executive Vice President of OAM
Institutional, Inc. and a Member and Fellow of the Institute of Chartered Accountants.

Robert Grill,
Senior Vice President      None.

Robert Guy,
Senior Vice President      None.

David Hager,
Vice President    None.

Robert Haley,
Assistant Vice President   None.

Marilyn Hall,
Vice President    None.

Kelly Haney,
Assistant Vice President   None.

Thomas B. Hayes,
Vice President    None.

Dorothy F. Hirshman,
Vice President    None.

Merryl I. Hoffman,
Vice President and Senior Counsel   As of December 2001: Secretary of HarbourView Asset Management Corporation, OFI
Private Investments, Inc. and OAM Institutional, Inc.; Assistant Secretary of OppenheimerFunds Legacy Program.

Merrell I. Hora,
Vice President    None.

Scott T. Huebl,

Vice President    Assistant Vice President of OppenheimerFunds Legacy Program.

Margaret Hui,
Assistant Vice President   None.

James G. Hyland,
Assistant Vice President   None.

Steve P. Ilnitzki,

Senior Vice President      Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,

Vice President and Assistant Counsel        Vice President of OppenheimerFunds Distributor, Inc.; Assistant
Secretary of Shareholder Financial Services, Inc. and OppenheimerFunds Legacy Program; Vice President and Assistant
Secretary of Shareholder Services, Inc.; an officer of other Oppenheimer funds.

William Jaume,

Vice President    Senior Vice President and Chief Compliance Officer (since April 2000) of HarbourView Asset
Management Corporation; and of OAM Institutional, Inc. (since February 2001).

Frank V. Jennings,
Vice President    None.

John Jennings,
Vice President    None.

Lewis A. Kamman,
Vice President    None.

Jennifer E. Kane,
Assistant Vice President   None.

Lynn O. Keeshan,
Senior Vice President      None.

Thomas W. Keffer,
Senior Vice President      None.

Cristina J. Keller,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Michael Keogh,
Vice President    None.
Michael P. Kirkpatrick,
Assistant Vice President   None.

Garrett K. Kolb,
Assistant Vice President   None.

Teresa Kong,
Assistant Vice President   None.

Walter G. Konops,
Assistant Vice President   None.

Avram D. Kornberg,
Senior Vice President      None.

James Kourkoulakos,
Vice President.   None.

John S. Kowalik,
Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation; Vice President of
Oppenheimer Real Asset Management, Inc.

Joseph Krist,
Assistant Vice President   None.

Guy E. Leaf,
Vice President    Vice President of Merrill Lynch (January 2000-September 2001.

Christopher M. Leavy,
Senior Vice President      Formerly Vice President and portfolio manager at Morgan Stanley Investment Management
(1997-September 2000).

Dina C. Lee,
Assistant Vice President and
Assistant Counsel Formerly an attorney with Van Eck Global (until December 2000).

Laura Leitzinger,
Vice President    Vice President of Shareholder Financial Services, Inc.

Michael S. Levine,
Vice President    None.

Gang Li,
Assistant Vice President   None.

Shanquan Li,
Vice President    None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel   None.

Bill Linden,
Assistant Vice President   None.

Malissa B. Lischin,
Assistant Vice President   Assistant Vice President of OppenheimerFunds Distributor, Inc Formerly an associate manager with Investment Management Analyst at Prudential (1996 - March 2000).

Reed Litcher,
Vice President    None.

David P. Lolli,
Assistant Vice President   None.

Daniel G. Loughran
Vice President: Rochester Division  None.

Patricia Lovett,
Vice President    Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder
Services, Inc.

David M. Mabry,
Vice President    Vice President of Oppenheimer Trust Company.

Steve Macchia,
Vice President    None.

Randy Manske,
Assistant Vice President   None.

Marianne Manzolillo,
Assistant Vice President   Formerly Vice President for DLJ High Yield Research Department (February 1993 - July
2000).

Philip T. Masterson,
Vice President and
Associate Counsel None.

Lisa Migan,
Assistant Vice President   None.

Andrew J. Mika,
Senior Vice President      None.

Joy Milan,
Vice President    None.

Denis R. Molleur,
Vice President and

Senior Counsel    An officer of other Oppenheimer funds.

Nikolaos D. Monoyios,
Vice President    None.

John Murphy,

Chairman, President, Chief Executive
Officer and Director       Director of OppenheimerFunds Distributor, Inc., President of Centennial Asset Management
Corporation, HarbourView Asset Management Corporation, Trinity Investments Management Corporation, OFI Private
Investments, Inc., OAM Institutional, Inc. and Tremont Advisers, Inc.; President and Director of Oppenheimer
Acquisition Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc.; Chairman and
Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; President and a trustee of other
Oppenheimer funds; Executive Vice President of MassMutual Life Insurance Company; director of DLB Acquisition Corp.

Thomas J. Murray,
Vice President    None.

Kenneth Nadler,
Vice President    None.

David Negri,

Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation.

Richard Nichols,
Vice President    None.

Barbara Niederbrach,
Assistant Vice President   None.

Robert A. Nowaczyk,
Vice President    None.

Raymond C. Olson,
Assistant Vice President   Assistant Vice President and Treasurer of OppenheimerFunds Distributor, Inc.; Treasurer
of Centennial Asset Management Corporation.

Gina M. Palmieri,
Vice President    Vice President of HarbourView Asset Management Corporation.

Mark Paris,
Assistant Vice President   None.

Frank J. Pavlak,
Vice President    None.

David P. Pellegrino,
Vice President    None.

Allison C. Pells,
Assistant Vice President   None.

James F. Phillips,
Vice President    None.

Jane C. Putnam,
Vice President    None.

Michael E. Quinn,
Vice President    None.

Julie S. Radtke,
Vice President    None.

Kristina Richardson,
Assistant Vice President   None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division         None.

Thomas P. Reedy,
Vice President    Vice President (since April 1999) of HarbourView Asset Management Corporation.

David Robertson,
Senior Vice President      Senior Vice President of OppenheimerFunds Distributor, Inc. Formerly Director of Sales &
Marketing at Schroder Investment Management North America (March 1998-March 2000).

Rob Robis,
Assistant Vice President   None.

Antoinette Rodriguez,
Assistant Vice President   None.

Jeffrey S. Rosen,
Vice President    None.

Richard H. Rubinstein,
Senior Vice President      None.

Lawrence E. Rudnick,
Assistant Vice President   None.

James H. Ruff,
Executive Vice President   President and director of OppenheimerFunds Distributor, Inc. and Centennial Asset
Management Corporation; Executive Vice President of OFI Private Investments, Inc.

Andrew Ruotolo
Executive Vice President   President and director of Shareholder Services, Inc. and Shareholder Financial Services,
Inc.

Rohit Sah,
Assistant Vice President   None.

Valerie Sanders,
Vice President    None.

Kenneth Schlupp
Vice President    Vice President of OFI Private Investments, Inc.

Jeffrey R. Schneider,
Vice President    None.

Ellen P. Schoenfeld,
Vice President    None.

Scott A. Schwegel,
Assistant Vice President   None.

Allan P. Sedmak
Assistant Vice President   None.

Jennifer L. Sexton,
Vice President    Vice President of OFI Private Investments, Inc.

Martha A. Shapiro,
Vice President    None.

Steven J. Sheerin,
Vice President    Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001) prior to which he was a
Vice President of Merrill Lynch Pierce Fenner & Smith, Inc. (July 1998-October 2000).

Bonnie Sherman,
Assistant Vice President   None.

David C. Sitgreaves,
Assistant Vice President   None.

Enrique H. Smith,
Assistant Vice President   Formerly a business analyst with Goldman Sachs (August 1999-August 2001).

Richard A. Soper,
Vice President    None.

Louis Sortino,
Assistant Vice President:
Rochester Division         None.

Keith J. Spencer,
Vice President    None.

Cathleen R. Stahl,
Assistant Vice President   Assistant Vice President and Manager of Women & Investing Program.

Richard A. Stein,
Vice President: Rochester Division  None.

Arthur P. Steinmetz,
Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation.

Jayne M. Stevlingson,
Vice President    None.

Gregory J. Stitt,
Vice President    None.

John P. Stoma,
Senior Vice President      Senior Vice President of OppenheimerFunds Distributor, Inc.

Wayne Strauss,
Assistant Vice President:
Rochester Division         None.

Deborah A. Sullivan,
Assistant Vice President,

Assistant Counsel Since December 2001, Secretary of Oppenheimer Trust Company. Formerly, Associate General Counsel,
Chief Compliance Officer, Corporate Secretary and Vice President of Winmill & Co. Inc. (formerly Bull & Bear Group,
Inc.), CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.), Investor Service Center, Inc. and Midas Management
Corporation (November 1997 - March 2000).

Mary Sullivan,
Assistant Vice President   None.

Kevin L. Surrett,
Assistant Vice President   None.

Susan B. Switzer,
Vice President    None.

Anthony A. Tanner,
Vice President: Rochester Division  None.

Eamon Tubridy,
Assistant Vice President   None.

Cameron Ullyat,
Assistant Vice President   None.

Mark S. Vandehey,
Vice President    Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Shareholder Services, Inc.

Maureen Van Norstrand,
Assistant Vice President   None.

Phillip F. Vottiero,
Vice President    None.

Samuel Sloan Walker,
Vice President    Vice President of HarbourView Asset Management Corporation.

Teresa M. Ward,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Darrin L. Watts,
Assistant Vice President   None.

Jerry A. Webman,
Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division         None.

Barry D. Weiss,
Vice President    None.

Christine Wells,
Vice President    None.

Joseph J. Welsh,
Vice President    None.

Catherine M. White,
Assistant Vice President   Assistant Vice President of OppenheimerFunds Distributor, Inc. Formerly, Assistant Vice
President with Gruntal & Co. LLC (September 1998 - October 2000); member of the American Society of Pension
Actuaries (ASPA) since 1995.

William L. Wilby,
Senior Vice President      None.
Donna M. Winn,
Senior Vice President      President, Chief Executive Officer and Director of OFI Private Investments, Inc.;
Director and President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor,
Inc.

Kenneth Winston,
Senior Vice President               Principal at Richards & Tierney, Inc. (until June 2001).

         Brian W. Wixted,
         Senior Vice President and

                           Treasurer        Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds
International Ltd., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management Corporation,
Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc. and OAM
Institutional, Inc.; Treasurer and Chief Financial Officer of Oppenheimer Trust Company; Assistant Treasurer of
Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program; an officer of other Oppenheimer funds.

Carol Wolf,
Senior Vice President               An officer of certain Oppenheimer funds; serves on the Board of Chinese Children
Adoption International Parents Council, Supporters of Children, and the Advisory Board of Denver Children's Hospital
Oncology Department.

Kurt Wolfgruber,
Senior Vice President      Director of Tremont Advisers, Inc. (as of January 2002).

Caleb C. Wong,
Vice President    None.

Edward C. Yoensky,
Assistant Vice President   None.

Robert G. Zack
Senior Vice President and Secretary,
Acting General Counsel     Acting General Counsel and Director of OppenheimerFunds Distributor, Inc.; General
Counsel of Centennial Asset Management Corporation; Senior Vice President and General Counsel of HarbourView Asset
Management Corporation and OAM Institutional, Inc.; Senior Vice President, General Counsel and Director of
Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and Oppenheimer
Trust Company; Vice President and Director of Oppenheimer Partnership Holdings, Inc.; Secretary of OAC Acquisition
Corp.; Director and Assistant Secretary of OppenheimerFunds International Ltd.; Director of Oppenheimer Real Asset
Management, Inc.; Vice President of OppenheimerFunds Legacy Program; an officer of other Oppenheimer funds.

Jill Zachman,

Vice President: Rochester Division  None.

Neal A. Zamore,
Vice President    Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President    None.

Alex Zhou,

Assistant Vice President   None.

Arthur J. Zimmer,
Senior Vice President      Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

Susan Zimmerman,
Vice President    None.

The Oppenheimer Funds include the following:

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (Rochester Portfolio Series)
Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Convertible Securities Fund (Bond Fund Series)
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Growth & Income Fund (a series of Oppenheimer Main
   Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multiple Strategies Fund
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals

Oppenheimer Municipal Bond Fund

Oppenheimer Intermediary Municipal Fund (a series of Oppenheimer Municipal Fund)
Oppenheimer New York Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds (3 series)
     Oppenheimer Quest Balanced Value Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small Cap Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Select Managers (6 series):
     Gartmore Millennium Growth Fund II
     Jenninson Growth Fund
     Mercury Advisors Focus Growth Fund
     Mercury Advisors S&P 500 Index Fund
     QM Active Balanced Fund
     Salomon Brothers Capital Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (2 series):
     Oppenheimer Disciplined Allocation Fund
     Oppenheimer Value Fund
Oppenheimer Special Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (10 series):
     Oppenheimer Aggressive Growth Fund/VA
     Oppenheimer Bond Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA
     Oppenheimer Main Street Growth & Income Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer Money Fund/VA
     Oppenheimer Multiple Strategies Fund/VA
     Oppenheimer Strategic Bond Fund/VA
Panorama Series Fund, Inc. (4 series):
     Growth Portfolio
     Government Securities Portfolio
     International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc.,
OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corporation, Oppenheimer Real
Asset Management, Inc. and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Englewood, Colorado 80112.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corporation, OFI Private Investments, Inc., OAM
Institutional, Inc. and Oppenheimer Trust Company is 498 Seventh Avenue, New York, New York 10018.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life Center, Lower Abbey Street, Dublin 1,
Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

Name & Current Position                         Other Business and Connections
with OpCap Advisors                                 During the Past Two Years
-------------------                                 -------------------------

Mark F. Degenhart,
Vice President and
Portfolio Manager Vice President of Oppenheimer Capital.

Richard J. Glasebrook, II,
Vice President and
Portfolio Manager Managing Director of Oppenheimer Capital.

Colin Glinsman,
Vice President and
Portfolio Manager Chief Executive Officer and Chief Investment Officer of Oppenheimer Capital.

Louis P. Goldstein,
Vice President and
Portfolio Manager Managing Director of Oppenheimer Capital.

Matthew Greenwald,
Vice President and
Portfolio Manager Senior Vice President of Oppenheimer Capital.

Benjamin D. Gutstein,
Vice President and
Portfolio Manager Vice President of Oppenheimer Capital.

Vikki Y. Hanges,
Vice President and
Portfolio Manager Senior Vice President of Oppenheimer Capital.

Francis A. LeCates, Jr.,
Vice President and
Director of Research       Managing Director of Oppenheimer Capital.

Elisa A. Mazen,
Vice President and

Portfolio Manager Managing Director of Oppenheimer Capital.

John Maney,
Chief Financial Officer    Executive Vice President and Chief Financial Officer of Oppenheimer Capital.
Francis C. Poli,

Chief Legal Officer, Secretary &

Executive Vice President   Executive Vice President andChief Legal Officer; Secretary of Oppenheimer Capital.
Brian S. Shlissel,
Senior Vice President and
Treasurer         Senior Vice President of
         PIMCO Funds Advisors LLC.

Malcolm Bishopp,
Managing Director Managing Director of PIMCO Advisory Services.

William McDaniel,
Vice President, Portfolio Manager   Managing Director of Oppenheimer Capital.

Steven Calabria,
Senior Vice President
         Senior Vice President of PIMCO Advisory Services.

John Lindenthal,
Vice President and Portfolio Manager
         Managing Director of Oppenheimer Capital.

The address of OpCap Advisors is 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.

For information as to the business, profession, vocation or employment of a substantial nature of the officers of
OpCap Advisors and Oppenheimer Capital, reference is made to their respective Forms ADV filed under the Investment
Advisers Act of 1940, which are incorporated herein by reference.

Item 27.  Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares.  It is also the
Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above
(except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal          Positions & Offices          Positions & Offices
Business Address                with Underwriter                   with Registrant
----------------                ----------------                   ---------------

Robert Agan (1)   Vice President    None

Janette Aprilante (1)      Secretary        None

Jason R. Bach     Vice President    None
3264 Winthrop Circle
Marietta, GA 30067

William M. Beardsley       Vice President   None
1521 Arrow Wood Land
Downers Grove, IL 60515

Kathleen Beichert (1)      Vice President   None

Gabriella Bercze (2)       Vice President   None

Douglas S. Blankenship     Vice President   None
17011 Woodbark

Spring, TX  77379

Tracey Blinzler (1)        Assistant Vice President  None

Kevin Bonner (1)  Vice President    None

L. Scott Brooks (2)        Vice President   None

Kevin E. Brosmith Senior Vice President     None
170 Phillip Court
Lake Bluff, IL 60044

Jeffrey W. Bryan (2)       Vice President   None

Susan Burton      Vice President    None
4127 Towne Green Circle
Addison, TX 75001

Kathleen Mary Byron        Vice President   None
6 Dahlia Drive
Irvine, CA 92618

Robert A. Coli    Vice President    None
12 White Tail Lane

Bedminster, NJ 07921

Jill E. Crockett (2)       Assistant Vice President  None

Jeffrey D. Damia (2)       Vice President   None

John Davis (2)    Assistant Vice President  None

Stephen J. Demetrovits (2) Vice President   None

Michael W. Dickson         Vice President   None
21 Trinity Avenue
Glastonbury, CT 06033

Joseph A. DiMauro Vice President    None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrower (2)       Vice President   None

George P. Dougherty        Vice President   None
4090 Redbud Circle
Doylestown, PA 18901

Cliff H. Dunteman Vice President    None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642

John Eiler (2)    Vice President    None

Kent M. Elwell    Vice President    None
35 Crown Terrace

Yardley, PA  19067

Gregg A. Everett  Vice President    None
7124 Trysail Circle
Tampa, FL 33607

George R. Fahey   Vice President    None
9 Townview Court

Flemington, NJ 08822

Eric C. Fallon    Vice President    None
10 Worth Circle
Newton, MA 02458

Katherine P. Feld (2)      Vice President   Assistant Secretary

Mark J. Ferro (2) Vice President    None

Ronald H. Fielding (3)     Vice President   None

Patrick W. Flynn (1)       Senior Vice President     None

John E. Forrest (2)        Senior Vice President     None

John ("J") Fortuna (2)     Vice President   None

P. Lyman Foster (2)        Senior Vice President     None

Victoria Friece (1)        Assistant Vice President  None

Luiggino J. Galleto        Vice President   None
10302 Riesling Court

Charlotte, NC 28277

Michelle M. Gans  Vice President    None
2700 Polk Street, Apt. #9
San Francisco, CA 94109

Lucio Giliberti   Vice President    None
6 Cyndi Court
Flemington, NJ 08822

Raquel Granahan (2)        Vice President   None

Ralph Grant (2)   Senior Vice President     None

Michael D. Guman  Vice President    None
3913 Pleasant Avenue

Allentown, PA 18103

Tonya N. Hammet   Assistant Vice President  None
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759

Clifford W. Heidinger      Vice President   None
90 Gates Street

Portsmouth, NH 03801

Phillipe D. Hemery         Vice President   None
184 Park Avenue

Rochester, NY 14607

Elyse R. Jurman Herman     Vice President   None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062

Wendy G. Hetson   Vice President    None
4 Craig Street
Jericho, NY 11753

Kristen L. Heyburn         Vice President   None
2315 Mimosa Drive #2
Houston, TX 77019

William E. Hortz (2)       Vice President   None

Edward Hrybenko (2)        Vice President   None

Brian F. Husch (2)         Vice President   None

Richard L. Hymes (2)       Assistant Vice President  None

Kathleen T. Ives (1)       Vice President   Assistant Secretary

Eric K. Johnson   Vice President    None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson   Vice President    None
15792 Scenic Green Court
Chesterfield, MO 63017

John S. Kavanaugh Vice President    None
2 Cervantes, Apt. #301

San Francisco, CA 94123

Christina J. Keller (2)    Vice President   None

Brian G. Kelly    Vice President    None
60 Larkspur Road
Fairfield, CT 06430

Michael Keogh (2) Vice President    None

Lisa Klassen (1)  Assistant Vice President  None

Richard Klein     Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Richard Knott (2) Vice President    None

Dean Kopperud (2) Senior Vice President     None

Brent A. Krantz   Senior Vice President     None
P. O. Box 1313
Seahurst, WA 98062

David T. Kuzia    Vice President    None
9697 S. Golden Eagle Dr.
Highlands, CO 80126

Tracey Lange (2)  Vice President    None

Dawn Lind         Vice President    None
21 Meadow Lane
Rockville Centre, NY 11570

Malissa Lischin (2)        Assistant Vice President  None

James V. Loehle   Vice President    None
30 Wesley Hill Lane

Warwick, NY 10990

John J. Lynch     Vice President    None
5341 Ellsworth
Dallas, TX 75206

Mark Macken       Vice President    None
462 Lincoln Avenue
Sayville, NY 11782

Michael Magee (2) Vice President    None

Steven C. Manns   Vice President    None
1941 W. Wolfram

Chicago, IL 60657

Todd A. Marion    Vice President    None
3 St. Marks Place
Cold Spring Harbor, NY 11724

David M. Martin   Vice President    None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126

LuAnn Mascia (2)  Assistant Vice President  None

Theresa-Marie Maynier      Vice President   None
2421 Charlotte Drive
Charlotte, NC 28203

Anthony P. Mazzariello     Vice President   None
704 Beaver Road

Leetsdale, PA 15056

John C. McDonough Vice President    None
3812 Leland Street

Chevy Chase, MD 20815

Kent C. McGowan   Vice President    None
18424 12th Avenue West

Lynnwood, WA 98037

John V. Murphy (2)         Director President and Trustee
                           President

Wendy Jean Murray Vice President    None
32 Carolin Road

Upper Montclair, NJ 07043

Christina Nasta (2)        Assistant Vice President  None

Kevin P. Neznek (2)        Vice President   None

Patrick J. Noble  Vice President    None
1155 Wellesley Avenue #204
Los Angeles, CA 90049

Chad V. Noel      Vice President    None
2408 Eagleridge Drive
Henderson, NV 89014

Raymond Olson (1) Assistant Vice President  None

         & Treasurer

Gayle E. Pereira  Vice President    None
2707 Via Arboleda

San Clemente, CA 92672

Brian C. Perkes   Vice President    None
8734 Shady Shore Drive

Frisco, TX 75034

Charles K. Pettit Vice President    None
22 Fall Meadow Drive
Pittsford, NY 14534

William L. Presutti        Vice President   None
238 Kemp Avenue
Fair Haven, NJ 07704

Elaine Puleo-Carter (2)    Senior Vice President     None

Christopher L. Quinson     Vice President   None
19 Cayuga Street
Rye, NY 10580

Minnie Ra         Vice President    None
100 Dolores Street, #203
Carmel, CA 93923

Heather Rabinowitz (2)     Assistant Vice President  None

Gary D. Rakan     Vice President    None
25031 Woodridge Triangle
Farmington, MI 48335

Michael A. Raso   Vice President    None
16 N. Chatsworth Ave., Apt. 301

Larchmont, NY 10538

Douglas Rentschler         Vice President   None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter (2)         Vice President   None

Ruxandra Risko(2) Vice President    None

David R. Robertson (2)     Senior Vice President     None

Kenneth A. Rosenson        Vice President   None
24753 Bantage Point Terr.

Malibu, CA 90265

James H. Ruff (2) President & Director      None

William R. Rylander        Vice President   None
85 Evergreen Road
Vernon, CT 06066

Thomas Sabow (2)  Vice President    None

Alfredo Scalzo    Vice President    None
9616 Lake Chase Island Way

Tampa, FL 33626

Michael Sciortino Vice President    None
785 Beau Chene Drive
Mandeville, LA 70471

Eric Sharp        Vice President    None
862 McNeill Circle
Woodland, CA 95695

Debbie Simon (2)  Vice President    None

Douglas Bruce Smith        Vice President   None
808 South 194th Street

Seattle,WA 98148

William A. Spetrino        Vice President   None
7631 Yennicook Way
Hudson, OH 44236

Bryan Stein (2)   Vice President    None

John Stoma (2)    Senior Vice President     None

Brian C. Summe    Vice President    None
239 N. Colony Drive

Edgewood, KY 41017

Michael Sussman(2)         Assistant Vice President  None

George T. Sweeney Senior Vice President     None
5 Smoke House Lane

Hummelstown, PA 17036

Scott McGregor Tatum       Vice President   None
704 Inwood
Southlake, TX 76092

James Taylor (2)  Assistant Vice President  None

Martin Telles (2) Senior Vice President     None

David G. Thomas   Vice President    None
1328 N. Cleveland Street

Arlington, VA 22201

Bryan K.Toma      Vice President    None
14575 S. Gallery
Olathe, KS 66062

Floyd A. Tucker   Vice President    None
1930 W. Barry Ave., #2
Chicago, IL 60657

Tanya Valency (2) Vice President    None

Mark Vandehey (1) Vice President    None

Andrea Walsh (1)  Vice President    None

Suzanne Walters (1)        Assistant Vice President  None

Teresa Ward (1)   Vice President    None

Michael J. Weigner         Vice President   None
4905 W. San Nicholas Street
Tampa, FL 33629

Donn Weise        Vice President    None
3249 Earlmar Drive
Los Angeles, CA 90064

Catherine White (2)        Assistant Vice President  None

Thomas Wilson (2) Vice President    None

Donna Winn (2)    Senior Vice President     None

Philip Witkower (2)        Senior Vice President     None

Cary Patrick Wozniak       Vice President   None
18808 Bravata Court

San Diego, CA 92128

Gregor D. Yuska   Vice President    None
16035 Canterbury Estates Dr.
Ellisville, MO 63021

Robert G. Zack (2)         Acting General Counsel    Vice President and
         and Director      Secretary

(1)6803 South Tucson Way, Englewood, CO 80112
(2)498 Seventh Avenue, New York, NY 10018
(3)350 Linden Oaks, Rochester, NY 14623

Not applicable.

Item 28.  Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the
Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29.  Management Services
Not applicable

Item 30.  Undertakings
Not applicable.

                                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant
certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule
485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of
February, 2002.

                                                                OPPENHEIMER QUEST FOR VALUE FUNDS

                                                                By:  /s/ John V. Murphy*
                                                                -------------------------------------------
                                                                John V. Murphy, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                              Title                                    Date
----------                              -----                                    ----

 /s/ John V. Murphy*
------------------------------          President (Chief Executive              February 27, 2002
John V. Murphy                          Officer)

/s/ Brian W. Wixted *                   Treasurer and Chief
-----------------------------           Financial and                           February 27, 2002
Brian W. Wixted                         Accounting Officer

/s/ Paul Y. Clinton *                   Trustee                                 February 27, 2002

---------------------------
Paul Y. Clinton

/s/ Thomas W. Courtney *                Trustee                                 February 27, 2002

-----------------------------
Thomas W. Courtney

/s/ Robert G. Galli *
----------------------------            Trustee                                 February 27, 2002
Robert G. Galli

 /s/ Lacy B. Herrmann *                 Trustee                                 February 27, 2002

----------------------------
Lacy B. Herrmann

/s/ Brian Wruble                        Trustee                                 February 27, 2002
---------------------------
Brian Wruble

*By: /s/ Robert G. Zack
----------------------------
Robert G. Zack, Attorney-in-Fact

OPPENHEIMER QUEST FOR VALUE FUNDS

EXHIBIT INDEX

Exhibit No.                             Desciption
----------                              ----------

23(g)(ii)               Amended and Restated Foreign Custody Manager Agreement

23(j)                   Independent Auditor's Consent

--                      Power of Attorney for John V. Murphy

--                      Power of Attorney for Brian Wruble